Exhibit 10.5

EXECUTION VERSION

INTERCOMPANY SUBORDINATION AGREEMENT

This INTERCOMPANY SUBORDINATION AGREEMENT (as amended, amended and restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of March 10, 2023, is entered into by and among the Obligors listed on the signature pages hereof and those additional entities that hereafter become parties hereto by joinder (collectively, jointly, and severally, the “Obligors” and each, individually, an “Obligor”), in favor of ALTER DOMUS (US) LLC, a Delaware limited liability company (“Alter Domus”), as collateral agent for the Secured Parties (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and Alter Domus, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”), in light of the following:

WHEREAS, pursuant to that certain Financing Agreement of even date herewith (as amended, restated, supplemented, or otherwise modified from time to time, the “Financing Agreement”) by and among Unique Logistics International, Inc., a Nevada corporation (the “Parent”), each subsidiary of the Parent listed as a “Borrower” on the signature pages thereto (together with Parent and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each subsidiary of the Parent listed as a “Guarantor” on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), CB Agent Services LLC, a Delaware limited liability company (“Colbeck”), as origination agent (in such capacity, together with its successors and assigns in such capacity, the “Origination Agent”), the Agents and the other Secured Parties, the Lenders have agreed to make certain financial accommodations available to the Borrowers from time to time pursuant to the terms and conditions thereof;

WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors; and

WHEREAS, in order to induce the Agents and the Secured Parties to enter into the Financing Agreement and the other Loan Documents and to induce the Lenders to make financial accommodations to Borrowers pursuant to the Loan Documents, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lenders to Borrowers pursuant to the Loan Documents, each Obligor has agreed to subordinate the indebtedness of each other Obligor owed to such Obligor to the below defined Senior Debt upon the terms and subject to the conditions set forth in this Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, each Obligor and the Agents hereby agree as follows:

SECTION 1. Definitions and Construction.

(a) Terms Defined in Financing Agreement. All initially capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement.

(b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Agent” has the meaning specified therefor in the preamble hereto.

“Agreement” has the meaning specified therefor in the preamble hereto.

“Borrower” and “Borrowers” have the respective meanings specified therefor in the recitals hereto.

“Creditor Obligor” has the meaning specified therefor in the definition of Subordinated Debt.

“Debtor Obligor” has the meaning specified therefor in the definition of Subordinated Debt.

“Default Notice” means a notice in writing from the Required Lenders to the Grantors that an Event of Default is continuing and that no Subordinated Debt Payments are to be made.

“Discharge of Senior Debt” means the repayment in full of all Senior Debt (other than any contingent indemnity obligations), in each case, after or concurrently with the termination or expiration of all commitments, if any, to make loans, advances or otherwise extend credit that would constitute Senior Debt.

“Financing Agreement” has the meaning specified therefor in the recitals hereto.

“Insolvency Event” has the meaning specified therefor in Section 3.

“Lender” has the meaning specified therefor in the recitals hereto.

“Obligor” and “Obligors” have the respective meanings specified therefor in the preamble hereto.

“Relevant Default” means any Event of Default referred to in a Default Notice.

“Senior Debt” means all obligations (including the Obligations and the Indebtedness evidenced by the Guaranty (as defined in the Financing Agreement)) and all amounts owing, due, or secured under, or in connection with, the terms of, or evidenced by, the Financing Agreement or any other Loan Document, whether now existing or arising hereafter, including all principal, premium, interest, fees, attorneys’ fees, costs, charges, expenses, reimbursement obligations, any other indemnities or guarantees, and all other amounts payable under or secured by any Loan Document (including, in each case, all amounts accruing on or after the commencement of any Insolvency Proceeding relating to any Loan Party, or that would have accrued or become due under the terms of any Loan Document but for the commencement of any Insolvency Proceeding with respect to any Loan Party and irrespective of whether a claim for all or any portion of such amounts is allowable or allowed in such Insolvency Proceeding).

“Subordinated Debt” means, with respect to each Obligor (each, a “Creditor Obligor”), all Indebtedness, liabilities, and other obligations, whether now existing or arising hereafter, of any other Obligor (each, a “Debtor Obligor”), including all principal, premium, interest, fees, attorneys’ fees, costs, charges, expenses, reimbursement obligations and any other amounts, in each case, that are owing or due to the Creditor Obligor by such Debtor Obligor, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by such Debtor Obligor to such Creditor Obligor under or in connection with any documents or instruments related thereto.

“Subordinated Debt Payment” means any payment or distribution by or on behalf of any of the Obligors, directly or indirectly, of assets of any of the Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of Collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.

(c) Construction. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein or in the Financing Agreement). The words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties. Any reference herein to the satisfaction, repayment, or payment in full of the Senior Debt (including in the definition of “Discharge of Senior Debt”) shall mean (i) the payment or repayment in full in immediately available funds of (A) the principal amount of, and interest accrued with respect to, all outstanding Loans, together with the payment of any premium applicable to the repayment of the Loans, (B) all expenses pursuant to Section 12.04 of the Financing Agreement or otherwise that have accrued regardless of whether demand has been made therefor, (C) all fees or charges that have accrued hereunder or under any other Loan Document, (ii) the receipt by the Agents of cash collateral in order to secure any other contingent Senior Debt for which a claim or demand for payment has been made at such time or in respect of matters or circumstances known to the Agents or a Lender at the time that are reasonably expected to result in any loss, cost, damage or expense (including attorneys’ fees and legal expenses), such cash collateral to be in such amount as the Agents reasonably determine is appropriate to secure such contingent Senior Debt, (iii) the payment or repayment in full in immediately available funds of all other Senior Debt other than unasserted contingent indemnification obligations, and (iv) the termination of all of the Commitments of the Lenders. Any reference herein to any Person shall be construed to include such Person’s successors and assigns. The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

SECTION 2. Subordination to Payment of Senior Debt. All payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the Discharge of Senior Debt.

SECTION 3. Subordination upon Any Distribution of Assets of the Obligors. In the event of any payment or distribution of assets of any Debtor Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such Debtor Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such Debtor Obligor, or upon the occurrence of an Insolvency Proceeding, or otherwise (such events, collectively, the “Insolvency Events”): (a) the Discharge of Senior Debt must have occurred before any Subordinated Debt Payment is made; and (b) to the extent permitted by applicable law, any Subordinated Debt Payment to which any Creditor Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating lender making such payment or distribution directly to any Agent for application to the payment of the Senior Debt until the Discharge of Senior Debt has occurred, after giving effect to any concurrent payment or distribution or provision therefor to any Agent or any member of the Secured Parties in respect of such Senior Debt.

SECTION 4. Payments on Subordinated Debt.

(a) Permitted Payments. If no Default Notice has been received, each Debtor Obligor may make, and each Creditor Obligor shall be entitled to accept and receive Subordinated Debt Payments owing by such Debtor Obligor to such Creditor Obligor, to the extent such payments are not otherwise prohibited under the Financing Agreement (collectively, “Permitted Subordinated Debt Payments”).

(b) No Payment upon Senior Debt Defaults. Upon receipt of a Default Notice and until such Relevant Default is cured or waived in accordance with the Financing Agreement, no Debtor Obligor shall make, and no Creditor Obligor shall accept or receive, any Subordinated Debt Payment (including any Permitted Subordinated Debt Payment). For the avoidance of doubt, once such Relevant Default is cured or waived, and so long as no other Default Notice has been received, any Debtor Obligor may make and any Creditor Obligor may accept or receive any Permitted Subordinated Debt Payment, including any Permitted Subordinated Debt Payments scheduled for the period of time when such Relevant Default existed.

SECTION 5. Subordination of Remedies. Until the Discharge of Senior Debt has occurred, whether or not any Insolvency Event has occurred, no Creditor Obligor will:

(a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt other than in the normal course of settlement of inter group balances;

(b) bring, commence, institute, prosecute, or participate in any lawsuit, action, or proceeding, whether private, judicial, equitable, administrative, or otherwise to enforce its rights or interests in respect of the Subordinated Debt;

(c) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;

(d) exercise any of its rights or remedies in connection with the Subordinated Debt with respect to any Collateral of any Debtor Obligor;

(e) other than in the normal course of settlement of inter group balances, exercise any right to set-off or counterclaim in respect of any Indebtedness, liabilities, or obligations of such Creditor Obligor to any Debtor Obligor against any of the Subordinated Debt;

(f) in its capacity as a Creditor Obligor, contest, protest, or object to any exercise of secured creditor remedies by any Agent or any of the Secured Parties in connection with the Senior Debt;

(g) object to any forbearance by any Agent or any of the Secured Parties in connection with the Senior Debt; or

(h) commence, or cause to be commenced, or join with any creditor other than any Agent or any Lender in commencing, any Insolvency Proceeding against any Debtor Obligor.

SECTION 6. Payments. (a) In the event that, notwithstanding the provisions of Sections 2, 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 2, 3, 4, or 5 by any Creditor Obligor before the Discharge of Senior Debt has occurred, such Subordinated Debt Payments shall be segregated and held in trust for the benefit of the Secured Parties and shall be forthwith paid over or delivered to any Agent, in the same form as received and with any necessary endorsements, for application to the payment of the Senior Debt in accordance with the terms of the Loan Documents, in each case to the extent required to give effect to Sections 2, 3, 4, or 5. Each Agent is authorized to make any such endorsements as agent for the Creditor Obligors. Such authorization is coupled with an interest and is irrevocable until the Discharge of Senior Debt. (b) If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 3, 4, or 5 hereto shall have been applied pursuant to the provisions of Section 3, 4, or 5 hereto to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from the Agents and the Lenders any payments or distributions received by the Agents and the Lenders in excess of the amount sufficient to cause the Discharge of Senior Debt. If any such excess payment is made to the Agents and the Lenders, the Agents and the Lenders shall promptly remit such excess payment to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor.

SECTION 7. Authorization to Agent. If, while any Subordinated Debt is outstanding and before Discharge of Senior Debt has occurred, any Insolvency Event shall occur and be continuing with respect to any Obligor or its property: (a) each Agent hereby is irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Agents (or any of the Secured Parties) under any of the Loan Documents; and (b) each Obligor shall promptly take such action as each Agent may reasonably request (i) to collect the Subordinated Debt for the account of any of the Secured Parties and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (ii) to execute and deliver to the Agents such powers of attorney, assignments, and other instruments as it may reasonably request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (iii) to collect and receive any and all Subordinated Debt Payments.

SECTION 8. Certain Agreements Of Each Obligor.

(a) No Benefits. Each Obligor understands that there may be various agreements between the Secured Parties and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor unless such Obligor is also a party thereto (in which case, the rights of such Obligor are as set forth therein) and that the Agents and the other members of the Secured Parties shall have no obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements unless such Obligor is also a party thereto (in which case, the rights of such Obligor are as set forth therein).

(b) No Interference. Each Obligor acknowledges that certain other Obligors have granted to Collateral Agent for the benefit of the Secured Parties security interests in substantially all of such other Obligor’s assets, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Collateral Agent in accordance with the applicable Loan Documents or applicable law.

(c) Reliance by the Agents and Secured Parties. Each Obligor acknowledges and agrees that the Agents and any of the Secured Parties will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Loans, the Letters of Credit, or other financial accommodations thereunder.

(d) Waivers. Except as provided under the Financing Agreement or any other Loan Document, each Obligor hereby waives (to the extent permitted by applicable law) any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.

(e) Obligations of Each Obligor Not Affected. Each Creditor Obligor hereby agrees that, subject to the terms and conditions of the Loan Documents, at any time and from time to time, without notice to or the consent of such Creditor Obligor, without incurring responsibility to such Creditor Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of any Agent or any of the Secured Parties hereunder: (i) the time for any Debtor Obligor’s performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by any Agent or any of the Secured Parties; (ii) the agreements of any Debtor Obligor with respect to the Loan Documents may from time to time be modified in accordance with the respective terms of such Loan Documents by such other Debtor Obligor, the Agents or the Secured Parties for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such Debtor Obligor, the Agents or the Secured Parties thereunder; (iii) the manner, place, or terms for payment by any Debtor Obligor of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt of any Debtor Obligor may be renewed in whole or in part; (iv) the maturity of the Senior Debt of any Debtor Obligor may be accelerated in accordance with the terms of any present or future agreement by any Debtor Obligor, any Agent or any of the Secured Parties; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of any Agent may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against the Debtor Obligors, any other Person, or with respect to any Collateral may be exercised (or any Agent or any of the Secured Parties may waive or refrain from exercising such rights as provided in the Loan Documents or under applicable law) in each case, in accordance with the applicable Loan Documents and applicable law.

(f) Rights of Agent Not to Be Impaired. No right of any Agent or any of the Secured Parties to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any Obligor, any Agent or any of the Secured Parties hereunder or under or in connection with the other Loan Documents or by any noncompliance by the other Obligors with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof any Agent or any of the Secured Parties may have or otherwise be charged with.

(g) Financial Condition of the Obligors. No Obligor shall have any right to require any Agent to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of any other Obligor to pay and perform any or all of Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of any Agent or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

(h) Acquisition of Liens or Guaranties. Except as expressly permitted by the Financing Agreement or the other Loan Documents, no Creditor Obligor shall, without the prior written consent of the Agents, (i) acquire any Lien on any asset of any Debtor Obligor or (ii) accept any guaranties from any other Obligor or from any other Subsidiary of any Loan Party for the Subordinated Debt.

SECTION 9. Subrogation. With respect to any payments or distribution in cash, property, or other assets that any Creditor Obligor pays over to the Agents (for the benefit of the Secured Parties) under the terms of this Agreement, each Creditor Obligor shall be subrogated to the rights of the Agent and the Secured Parties; provided, however, that each Creditor Obligor agrees not to assert or enforce any such rights of subrogation it may acquire as a result of any such payment or distribution hereunder until the Discharge of Senior Debt has occurred; provided further, however, that no Creditor Obligor shall exercise or enforce any such rights against any Debtor Obligor (including after the Discharge of Senior Debt) if all or any portion of the Senior Debt shall have been satisfied in connection with an exercise of remedies by the Agents in respect of the Equity Interests of such Debtor Obligor whether pursuant to the Security Agreement or otherwise.

SECTION 10. Continuing Agreement; Reinstatement.

(a) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until the Discharge of Senior Debt has occurred. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligor. This Agreement shall be applicable both before and after the commencement of any Insolvency Proceeding and all converted or succeeding cases in respect thereof. The relative rights of parties hereto in or to any distributions from or in respect of any Collateral or proceeds of Collateral, shall continue after the commencement of any Insolvency Proceeding. Accordingly, the provisions of this Agreement are intended to be and shall be enforceable as a subordination agreement within the meaning of Section 510 of the Bankruptcy Code.

(b) Reinstatement. This Agreement shall continue to be effective or shall be reinstated (and the amount of Senior Debt shall be reinstated), as the case may be, if, for any reason, any payment of the Senior Debt shall be rescinded or must otherwise be restored by any Agent or any of the Secured Parties to any Loan Party, whether as a result of an Insolvency Event or otherwise.

SECTION 11. Transfer of Subordinated Debt. Other than assignments or transfers between Obligors that are not prohibited by the Financing Agreement, no Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of the Agents, and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to the Agents.

SECTION 12. Obligations of the Obligors Not Affected. The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Creditor Obligor against each Debtor Obligor, on the one hand, and of the Agents and the Secured Parties against each Creditor Obligor, on the other hand. Nothing contained in this Agreement shall (a) impair, as between each Creditor Obligor and any Debtor Obligor, the obligation of the Debtor Obligor to pay its respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (b) otherwise affect the relative rights of any Creditor Obligor against any Debtor Obligor, on the one hand, and of the creditors (other than the Agents or the Secured Parties) of the Debtor Obligors against the Debtor Obligors, on the other hand.

SECTION 13. Endorsement of Obligor Documents; Further Assurances And Additional Acts.

(a) Endorsement of Obligor Documents. Upon the written request of any Agent, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to the Agents evidence of the same.

(b) Further Assurances and Additional Acts. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as any Agent reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide the Agents with evidence of the foregoing reasonably satisfactory in form and substance to the Agents.

SECTION 14. Notices. All notices and other communications provided for hereunder shall be given in the form and manner provided in the Financing Agreement, and, if to Agent, shall be mailed, sent, or delivered to Agent at its address as specified in the Financing Agreement and, if to any Obligor, shall be mailed, sent or delivered in care of Administrative Borrower in accordance with the notice provisions set forth in Financing Agreement or, as to any party, at such other address as shall be designated by such party in a written notice to the other party in writing.

SECTION 15. No Waiver; Cumulative Remedies. No failure on the part of any Agent or any of the Secured Parties to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to the Agents or any of the Secured Parties.

SECTION 16. Costs and Expenses. The Obligors agree to pay to the Agents all expenses incurred in connection with this Agreement as set forth in Section 12.04 of the Financing Agreement.

SECTION 17. Survival. All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect until the Discharge of Senior Debt has occurred. The foregoing to the contrary notwithstanding, the obligations of each Obligor under Section 9 and Section 16 shall survive the Discharge of Senior Debt.

SECTION 18. Benefits of Agreement. This Agreement is entered into for the sole protection and benefit of the Obligors, the Agents, the Secured Parties and their respective successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.

SECTION 19. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor, the Agents, the Secured Parties and their respective successors and assigns.

SECTION 20. Governing Law; Venue; Jury Trial Waiver; Judicial Reference Provision. THIS AGREEMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING CHOICE OF LAW AND VENUE, JURY TRIAL WAIVER, AND JUDICIAL REFERENCE SET FORTH IN SECTION 12.09 OF THE FINANCING AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

SECTION 21. Entire Agreement; Amendments and Waivers; Conflicts.

(a) Entire Agreement. This Agreement, together with the other Loan Documents, constitutes the entire agreement of each of the Obligors and the Secured Parties with respect to the matters set forth herein and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof.

(b) Amendments and Waivers. No amendment to or waiver of any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and the Agents; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor from any provision hereof, shall in any event be effective unless the same shall be in writing and signed by the Agents. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, this Agreement may be amended, amended and restated, supplemented, modified, waived or released with respect to any Obligor solely with the approval of such Obligor and without the approval of any other Obligor and without affecting the obligations of any other party hereto.

(c) Conflicts with Subordinated Debt Documents. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.

(d) Conflicts with Financing Agreement. In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any of the terms and provisions of the Financing Agreement, on the other hand, then the terms and provisions of the Financing Agreement shall control.

SECTION 22. Severability of Provisions. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

SECTION 23. Interpretation. Neither this Agreement nor any uncertainty or ambiguity herein shall be construed against any of the Secured Parties, or any Obligor, whether under any rule of construction or otherwise. On the contrary, this Agreement has been reviewed by all parties and shall be construed and interpreted according to the ordinary meaning of the words used so as to accomplish fairly the purposes and intentions of all parties hereto.

SECTION 24. Counterparts; Telefacsimile or Other Electronic Delivery. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

SECTION 25. New Subsidiaries. Each Obligor shall cause any Subsidiary (whether by acquisition or formation) of any Loan Party that is required pursuant to Section 7.01(b) of the Financing Agreement to execute a joinder to the Security Agreement or the Financing Agreement, at the same time as it executes a joinder to the Security Agreement or the Financing Agreement, to execute and deliver to the Agents a joinder to this Agreement in a form reasonably satisfactory to the Agents. Upon the execution and delivery of such a joinder to this Agreement by such Subsidiary, such Subsidiary shall become an Obligor hereunder with the same force and effect as if originally named as an Obligor herein. The execution and delivery of any agreement or instrument adding an additional Obligor as a party to this Agreement shall not require the consent of any other Obligor hereunder. The rights and obligations of each Obligor hereunder shall remain in full force and effect notwithstanding the addition of any new Obligor hereunder as though such new Obligor had originally been named an Obligor hereunder on the date of this Agreement.

SECTION 26. Termination of Agreement. Upon the Discharge of Senior Debt, this Agreement shall terminate and the Collateral Agent on behalf of the Agents and the Lenders shall, at the sole cost and expense of the Obligors, and without any recourse, representation or warranty, promptly execute and deliver to each Obligor such documents and instruments as shall be reasonably requested by such Obligor to evidence such termination.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

OBLIGORS	Unique Logistics International, Inc. Unique Logistics Holdings, Inc. Unique Logistics International (NYC), LLC Unique Logistics International (BOS), Inc.

By:
Name:
Title:

[________]

By:
Name:
Title:

[Signature Page to Intercompany Subordination Agreement (UNQL)]

Administrative Agent and Collateral Agent:

ALTER DOMUS (us) llc, a Delaware limited liability company

By:
Name:

[Signature Page to Intercompany Subordination Agreement (UNQL)]